UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21606

Centaur Mutual Funds Trust

(Exact name of registrant as specified in charter)

470 Park Avenue South, 9th Floor

New York, NY 10016

(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions, LLC

Attn: Zachary P. Richmond

       225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code:	1-513-587-3400

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

DCM/INNOVA HIGH DIVIDEND INCOME INNOVATION FUND

LEBENTHAL ULTRA SHORT TAX-FREE INCOME FUND

ANNUAL REPORT

October 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker -dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 888-484-5766 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 888-484-5766. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Fund complex or at your financial intermediary.

Centaur Mutual Funds Trust Message to Shareholders
October 31, 2020 (Unaudited)

Dear Fellow Shareholders,

I don’t know about you but to me, this past fiscal year has felt like five years in one. We saw periods of historic economic expansion and those of record economic decline; high consumer sentiment readings and optimism at the fiscal year’s onset last November, civil unrest and tumultuous election tension towards the end; both a rapid-spreading, highly lethal coronavirus pandemic and remarkably rapid vaccine and therapeutic development.

While I certainly hope all of my fellow shareholders and their families were unharmed during the worst parts of the past fiscal year, I imagine you want most to hear how our investment management process fared and the overall meaningfulness of the funds in this Centaur Mutual Funds Trust (the “Trust”) for investors and financial intermediaries that guide them.

Both funds in the Trust accomplished their main objectives this year. The Lebenthal Ultra Short Tax-Free Income Fund (the “Lebenthal Fund”) maintained a very high degree of stability of its daily price. As it has set out to compete for Cash with competitive income, this is a meaningful accomplishment. And with all the volatile moves down and up on the short end of the fixed income market this year, the Fund’s greatest one day price movement was never greater than 0.03% (that’s three one-hundredths of one percent.) We designed the Lebenthal Fund to be stable and our portfolio manager has managed better than five stable-value money market funds over his 50 years in the business, so this was not a surprise to us. One thing we can say about all of the bond market’s volatility this past year—it provided an excellent test of our abilities to manage stability in one of the toughest environments to do just that. And when we saw what the Lebenthal Fund did for stability and competitive tax-free income in the toughest of times, it gave us great confidence in what the Lebenthal Fund can provide for all times. As a result, my family and financial advisors I know made investments in the Lebenthal Fund during this fiscal year.

The Lebenthal Fund was not the only fund that showed everyone the capabilities of the portfolio to meet the fund’s objectives with meaningful outcomes for investors: so too did the DCM/INNOVA High Dividend Income Innovation Fund (the “DCM/INNOVA Fund”). The DCM/INNOVA Fund not only provided a positive total return 5.29% during the fiscal year ended October 31, 2020 when Lipper’s Equity Income Funds Category lost -4.01% total return but, delivered a trailing 12-month yield of 7.67% to investors via its monthly dividend policy. We feel the DCM/INNOVA Fund can contribute meaningfully to investors’ quest for long-term maximum total return through a combination of capital appreciation and current income. We feel the innovation our INNOVA team of quantitative PhD’s brings to the table can continue to bring about low tracking error

Annual Report | October 31, 2020	1

Centaur Mutual Funds Trust Message to Shareholders
October 31, 2020 (Unaudited)

with the S&P 500 and very attractive income. Once again, my family’s confidence in the DCM/INNOVA Fund grew during this past fiscal year (especially after observing it after very stressful market periods) and we invested our capital in the DCM/INNOVA Fund several times as a result. (I believe the record shows we now own approximately 5% of the DCM/INNOVA Fund’s shares.)

Eating what one bakes is a good way to align ourselves with the interests of those we serve, you our shareholders. It also happens to be very rewarding for my family and I hope the same for yours.

Our “chefs”, portfolio managers Greg Serbe and Dr. Vijay Chopra, have described in the pages that follow, all the ingredients that went into their process over this annual reporting period for their respective Funds. I have the advantage of seeing them in action day-to-day and knowing them as the talented, trustworthy professionals that they are. Perhaps their words, combined with the net performance results of their Funds, will give you some of the same conviction I have. So, while you, my fellow shareholders, might not have access to the “kitchen” as I do, perhaps these results will lend credence to the adage “the proof is in the pudding”.

As always, thank you for entrusting us to endeavor to create meaningful outcomes for you during the challenging times of this past fiscal year. And while market challenges and stresses are part of the business of investing, let’s hope the business of you enjoying life with your family in the next fiscal year is not nearly as filled with challenges as this year past.

With shared interests,

Marc Rappaport
Chief Executive Officer
DCM Advisors

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DCM/INNOVA High Dividend Income Innovation Fund Shareholder Letter
October 31, 2020 (Unaudited)

The DCM/Innova High Dividend Income Innovation Fund (the “Fund”) was up 5.29% over the fiscal year ended October 31, 2020. The fiscal year started on a positive note with equity markets in a steady uptrend. The markets were calm despite the expected uncertainty tied to elections later in the year. However, the second fiscal quarter saw the onset of Covid-19, an unexpected shock, which lead to extreme volatility in equity markets.

Over the course of that second quarter, Covid-19 went from being a regional problem in a couple of provinces in China to becoming a pandemic. This led to massive disruptions in the global economy and financial markets. Economic activity came to a grinding halt as governments around the world mandated a shutdown of business and industrial activity and the mobility of its citizens. Initial jobless claims which were running at an average of less the 220,000 at the beginning of the year jumped to an unprecedented high of 6.8 million at the end of March. Strong doses of Fiscal and Monetary stimulus lead to a sharp drop in initial jobless claims which dropped to 757,000 by the end of the Fund’s fiscal year.

The adoption of social distancing to control the spread of Covid-19 led to several industries collapsing. Retail, leisure, travel, autos and luxury goods industries were hit hard as was energy. Stocks in the cyclical sectors such as Industrials, Financials and Energy were down sharply due to the expected hit to economic growth. Health Care, Consumer Discretionary and Information Technology sectors fared much better in comparison.

The strong dose of Fed stimulus in the form of cutting Fed Funds rates from 1.50%-1.75% in February to 0.00%-0.25% at the end of March, and extensive bond purchases stabilized financial markets. Prior to the onset of Covid-19, the VIX index of market volatility was around the 12-13 level. It jumped to a high of 82.7 in mid-March before dropping to 40.3 at the end of October 2020. Bond yields dropped from 1.69% at the beginning of the fiscal year (November 2019) to 0.88% at the end of the fiscal year.

And the fiscal year was a tale of two investment styles. The growth style of investing strongly outperformed the value style over the fiscal year, with the Russell 1000 Growth index up 29.22% while the Russell 1000 Value index was down -7.58%. Most of this outperformance of growth over value occurred in the first three fiscal quarters. In the fourth fiscal quarter, the growth index was up 1.56% compared with the value index which was up 0.24%. The market appears to be rotating towards value from growth and our portfolio positioning is also gradually tilting towards value. The Fund is not wed to either style and in fact is flexible enough to “style-shift” which proved positive for our shareholders.

Annual Report | October 31, 2020	3

DCM/INNOVA High Dividend Income Innovation Fund Shareholder Letter
October 31, 2020 (Unaudited)

The Fund produced a positive total return of 5.29% over the course of the fiscal year. In comparison, the Fund’s benchmark the S&P 500® Total Return Index (the “S&P 500 Index”) was up by 9.71%. The Fund lagged the S&P 500 Index as the index has a high weighting in growth-oriented companies which strongly outperformed the market despite expensive valuations. The Dow Jones U.S. Select Dividend Total Return Index total return was down -14.86% over the same period. The Fund’s outperformance can be attributed to companies that have stronger fundamentals and better growth prospects than those in the Dow Jones U.S. Select Dividend Total Return Index.

We continue to be encouraged by our innovative dividend income process. The Fund paid out dividends each and every month, and the total over the fiscal fourth quarter (August, September and October) was 0.2393 cents which corresponds to an annual yield of 8.39%. The Fund has a trailing twelve-month dividend yield of 7.36% which compares very favorably with 4.31%, the dividend yield of the iShares Select Dividend ETF (Bloomberg L.P.) (which replicates the performance of the Dow Jones U.S. Select Dividend Total Return Index). In comparison, the S&P 500 Index had a dividend yield of 1.74% at the end of October. (These yields understate the compounded yields experienced by investors who reinvest the Fund’s monthly dividends, free of charge.)

Current positioning

During the fiscal year ended October 31, 2020, the Fund had a forward P/E ratio of 20.4x compared with 20.3x for the S&P 500 Index and it held companies with higher growth prospects than the S&P 500 Index. The 3- to 5-year earnings growth forecast for companies in the Fund is 15.9% compared with 12.1% for companies in the S&P index.

The Fund is well diversified in 67 companies across several sectors. Our aim to create a low tracking error with the S&P 500 Index is reflected in the Fund’s the top five equity holdings -- Apple, Microsoft, Facebook, Amazon and Alphabet—which share the top five spotlight of the S&P. The Fund has been overweighted in Consumer Discretionary, and recently moved to overweight positions in Industrial and Materials sectors relative to the S&P 500 Index as we believe the economy continues to recover and exhibit strength for cyclical companies. It is underweighted in Healthcare, Financials and Information Technology. We are adding more cyclical exposure by increasing the weight in Financials and Energy sectors and paring back some of the mega-cap growth stocks that have appreciated handsomely for our investors but may have gotten a bit ahead of themselves.

We believe that the Fund is appropriately positioned to perform in-line with the S&P 500 Index going forward, while its yield is expected to materially exceed that of the benchmark by a factor of two or more. We are very positive on our innovative dividend

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DCM/INNOVA High Dividend Income Innovation Fund Shareholder Letter
October 31, 2020 (Unaudited)

income process which now also has the tailwind from value performing better than growth as many of the highest yielding names in our universe are value oriented. And having the wind at our backs would be quite a reprieve from the storms the Fund has faced this past fiscal year. Thank you for your continued confidence in us to steward this ship in all conditions as we journey onward in search of maximizing total return through a combination of capital appreciation and current income.

Vijay Chopra, PhD.
Portfolio Manager

Annual Report | October 31, 2020	5

Lebenthal Ultra Short Tax-Free Income Fund Shareholder Letter
October 31, 2020 (Unaudited)

The year 2020 will be remembered as one of the most chaotic years in modern memory. The devastating impact of the Covid-19 virus dominated every phase of life. The economy ground to a halt, lives were shattered and lost, and the Presidential election dominated everyone’s attention in a way rarely seen before. Specifically, what has been the impact on the Fund, and what is our outlook for the municipal bond market? As has been stated before, the Fund’s goals are to provide a reasonably stable Net Asset Value, (“NAV”) and to give the shareholders a tax-exempt interest yield. In an effort to meet these two goals the Fund has invested in a blend of Variable Rate Demand Notes (VRDN’s) with daily or weekly liquidity and what we believe will be a constant price of par, as well as short maturity investment grade municipal bonds and notes.

At the start of the Fund’s fiscal period beginning December 30, 2019, there were no considerations of any pandemic health issues which might be unfolding. Although there were some signs of the outbreak in February, it was March that turned everything upside down. The explosive outbreak stopped the economy. Stores and factories closed. Offices shut down. People worked from home if they still had their jobs. Quarantining became a way of life. Tax receipts went down and demands for spending to support the economy increased.

While the Federal Government could simply print money to fund its needs, state and local governments were in a different situation. Their sources of income depended upon some form of taxation or user fees, whether it was based upon sales taxes, income taxes, property taxes, toll receipts, or any of the other general classes of funding. When economic activity stopped, these fund receipts dropped significantly. As a result, bond prices and yields had substantial gyrations in March. Prior to the outbreak, the Fed was concerned that inflation may or may not increase beyond the target goal. In March, the outbreak caused panic in the financial markets. Using AAA municipal bond rates as calculated on the MMD Scale, provided by Municipal Market Data, the industry standard for years on municipal bond rates, the thirty-year maturity rates started the Fund’s Fiscal Year at 2.06%. In mid-March it shot up to 3.37% before gradually ending in October 2020 at 1.71%.

The front end of the interest rate curve has always been guided by the Fed’s monetary policy. By mid-March, the overnight Fed Funds rate dropped to a range of 0% to .25%. One of the measures of municipal bond short interest rates is the SIFMA Index. It is published weekly by Bloomberg Analytics. It charts the interest rate return on variable rate demand notes that have a constant par value of $100. As the chart on the following

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Lebenthal Ultra Short Tax-Free Income Fund Shareholder Letter
October 31, 2020 (Unaudited)

page shows, there was a dramatic increase in short rates until the Fed and the Federal Government enacted stimulus measures to help restore financial support to the economy.

The Fund had been invested in what we feel was a conservative structure prior to the pandemic. Thus, when rates spiked up in March, our Net Asset Value (“NAV”) declined by only one penny. It moved from the original offering price of $10.00 per share to $9.99. In April it returned to $10.00 per share and starting in May, it has fluctuated from $10.01 to $10.02 through the end of the reporting period.

We have tried to keep the portfolio diversified across all the different municipal bond asset classes. The following chart shows a breakdown of our portfolio holdings by municipal “industry” for diversification purposes on the last business day of the Fiscal Year.

Annual Report | October 31, 2020	7

Lebenthal Ultra Short Tax-Free Income Fund Shareholder Letter
October 31, 2020 (Unaudited)

This has allowed the Fund to provide more stability to its NAV and not stretch for yield. As a result, the yield of the Fund performed slightly better than the Bloomberg Barclays 1 Year Bond Index (the “Index”) for the last 1 and 3 months. But was below the Index for the period prior to that.

What is our outlook for the municipal bond market? In general, we are very optimistic about the prospects for the bond market. The biggest unknown is naturally the lurking menace of Covid-19. However, perceptions about the outcome of U.S. elections have begun to firm and certain tax-rate related concerns appear to have subsided. During October, with all the electoral unknowns dominating our lives, municipalities took advantage of low rates and issued a record supply of new issues. Most industry sources cite it at $78 Billion bonds. Because much of this would have come in the last two months of calendar year 2020, we project very light new issuance for the first quarter of our new Fiscal Year. We are also optimistic about the demand side of the equation. Were legislation passed raising taxes on the wealthy, such an act would increase the attractive nature of tax-free interest payments. For those states with state income taxes which also shield local bond payments, the tax benefit to the investor is further increased.

Weighing on supply and demand is naturally the credit quality of municipal bonds. It is very clear that municipal budgets have been negatively impacted. While the Federal Reserve has made lending provisions available for select issuers, so far only two have availed themselves of this facility. It is anticipated that even with a prompt introduction of a Covid-19 vaccine or cure, it will take years for state and local governments to financially return to where they are. If the recession of 2008-2010 is any guide, however, we expect minimal defaults among the investment grade bond world. Nonetheless, we intensely monitor every credit the Fund owns. Programs get cut, staff is reduced, new positions are left open or unfilled, and other budgetary actions are usually taken before skipping debt service. Typically, a bond default impacts the entire budget and may result in loss of local control. Thus, it is in every local official’s best interest to fund debt service, which is usually a small percentage of the annual budget, often with first lien on revenues, rather than deal with the confusion and legal snares of Chapter 9 bankruptcy filings. Many states have rules and controls on local governments, so they are not free to file even if they wished to do so. States are not able to file Chapter 9. Puerto Rico received special legislative ability to do so, and three and a half years after the filing, many issues are still unresolved. Instead, it is our expectation that credit ratings will be lowered or given “negative outlooks” indicating the increased risk of investment, but still not in the realm of default.

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Lebenthal Ultra Short Tax-Free Income Fund Shareholder Letter
October 31, 2020 (Unaudited)

As we look to the future, we expect rates to stay low until the economy does improve. At that point we would expect to benefit from higher rates as well as the avoidance of decline that historically affects longer duration bonds during rising rate periods. As our existing bonds come due, we would reinvest at more attractive rates, and the constant par value variable rate bonds we own will see an increase in their yields to match other short-term rates.

Most important, though, is our wish for you and your loved ones to stay healthy and to safely get through this pandemic.

Greg Serbe
Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-484-5766.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus please visit the Funds’ website at http://www.dcmmutualfunds.com or call 1-888-484-5766 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the investment advisor’s current opinions and views of the financial markets. Although the investment advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Funds, may be sold at any time and may no longer be held by the Funds. For a complete list of securities held by the Funds as of October 31, 2020, please see the Schedules of Investments sections of the semi-annual report. The opinions of DCM Advisors, LLC with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Funds and the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

Annual Report | October 31, 2020	9

DCM/INNOVA High Dividend Income Innovation Fund Performance Update
October 31, 2020 (Unaudited)

Growth of $10,000 Investment

For the period from October 31, 2010 to October 31, 2020:

This graph assumes an initial $10,000 investment made on October 31, 2010 and held through October 31, 2020. All dividends and distributions are reinvested, if any. This graph depicts the performance of the DCM/INNOVA High Dividend Income Innovation Fund (the “DCM/INNOVA Fund”) versus the S&P 500® Total Return Index and the Dow Jones U.S. Select Dividend Total Return Index. It is important to note the DCM/INNOVA Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

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DCM/INNOVA High Dividend Income Innovation Fund Performance Update
October 31, 2020 (Unaudited)

Average Annual Total Returns for the period ended October 31, 2020*

	One Year	Five Year	Ten Year	Since Inception(a)
DCM/INNOVA High Dividend Income Innovation Fund	5.29%	6.33%	7.12%	7.98%
S&P 500® Total Return Index(b)	9.71%	11.71%	13.01%	8.92%
Dow Jones U.S. Select Dividend Total Return Index(c)	-14.86%	5.58%	9.76%	6.35%

Expense Ratios(d)
Gross	2.95%
With Applicable Waivers	1.63%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the DCM/INNOVA Fund distributions or the redemption of shares. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 484-5766.

*

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The DCM/INNOVA Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performances would have been lower.

(a)	The DCM/INNOVA Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).

(b)

S&P 500 Total Return Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the DCM/INNOVA Fund’s portfolio.

(c)

The Dow Jones U.S. Select Dividend Total Return Index consists of 100 of the highest dividend-yielding securities (excluding Real Estate Investment Trusts (REITs)) in the Dow Jones U.S. Index, a broad-based index representative of the total market for the United States equity securities. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(d)

The expense ratios shown are from the DCM/INNOVA Fund’s prospectus dated March 2, 2020. Additional information pertaining to the expense ratios as of October 31, 2020 can be found in the financial highlights.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The DCM/INNOVA Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at http://www.dcmmutualfunds.com or call (888) 484-5766 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest.

The DCM/INNOVA Fund is distributed by Ultimus Fund Distributors, LLC., Member FINRA/SIPC.

Annual Report | October 31, 2020	11

Lebenthal Ultra Short Tax-Free Income Fund Performance Update
October 31, 2020 (Unaudited)

Growth of $250,000 Investment

For the period from December 30, 2019 (inception date) to October 31, 2020:

This graph assumes an initial $250,000 investment on December 30, 2019, the inception date of the Lebenthal Ultra Short Tax-Free Income Fund (the “ Lebenthal Fund”), and held through October 31, 2020. All dividends and distributions are reinvested, if any. This graph depicts the performance of the Lebenthal Fund versus the Bloomberg Barclays 1 Year Municipal Bond Index. It is important to note the Lebenthal Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

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Lebenthal Ultra Short Tax-Free Income Fund Performance Update
October 31, 2020 (Unaudited)

Performance Returns for the period ended October 31, 2020*

Since Inception(a)
Lebenthal Ultra Short Tax-Free Income Fund - Class I Shares	0.48%
Lebenthal Ultra Short Tax-Free Income Fund - Class A Shares (Without Load)	0.35%
Lebenthal Ultra Short Tax-Free Income Fund - Class A Shares (With Load)	-0.15%
Bloomberg Barclays 1 Year Municipal Bond Index(b)	1.53%

	Expense Ratios(c)
	Class A Shares	Class I Shares
Gross	1.26%	1.01%
With Applicable Waivers	0.74%	0.49%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the Lebenthal Fund distributions or the redemption of shares. Current performance may be lower or higher than the performance quoted. In the case of investments at or above $250,000, a contingent deferred sales charge (CDSC) of up to 0.25% may be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid. Performance data current to the most recent month end may be obtained by calling (888) 484-5766.

*

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Lebenthal Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performances would have been lower. Total returns for less than one year are not annualized.

(a)	The Lebenthal Fund’s inception date – December 30, 2019 (Date of Initial Public Investment).

(b)

Bloomberg Barclays 1 Year Municipal Bond Index is an unmanaged index of municipal bonds with a remaining maturity of one to two years. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios shown are from the Lebenthal Fund’s prospectus dated March 2, 2020. Additional information pertaining to the expense ratios as of October 31, 2020 can be found in the financial highlights.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at http://www.dcmmutualfunds.com or call (888) 484-5766 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest.

The Lebenthal Fund is distributed by Ultimus Fund Distributors, LLC., Member FINRA/SIPC.

Annual Report | October 31, 2020	13

DCM/INNOVA High Dividend Income Innovation Fund Schedule of Investments
October 31, 2020

	Shares	Fair Value
COMMON STOCKS — 97.22%

Communications — 9.17%
Alphabet, Inc., Class A(a)	200	$323,222
Facebook, Inc., Class A(a)	1,300	342,043
T-Mobile US, Inc.(a)	800	87,656
		752,921
Consumer Discretionary — 16.14%
Amazon.com, Inc.(a)	125	379,519
Chipotle Mexican Grill, Inc.(a)	70	84,104
D.R. Horton, Inc.	1,000	66,810
Dick’s Sporting Goods, Inc.	1,400	79,310
Electrolux AB - Series B(a)	4,500	101,593
Gap, Inc. (The)	4,900	95,305
General Motors Co.	2,500	86,325
Home Depot, Inc. (The)	500	133,355
Lear Corp.	600	72,486
Lowe’s Cos., Inc.	450	71,145
PulteGroup, Inc.	1,800	73,368
Starbucks Corp.	950	82,612
		1,325,932
Consumer Staples — 4.00%
Archer-Daniels-Midland Co.	1,700	78,608
Costco Wholesale Corp.	350	125,167
Wal-Mart Stores, Inc.	900	124,875
		328,650
Energy — 2.42%
Aker BP ASA	6,500	100,966
Exxon Mobil Corp.	3,000	97,860
		198,826
Financials — 8.30%
Australia & New Zealand Banking Group Ltd.	8,000	105,771
BlackRock, Inc.	130	77,897
Discover Financial Services	1,400	91,014
First Republic Bank	500	63,070
Invesco Ltd.	8,000	104,880
JPMorgan Chase & Co.	400	39,216
MetLife, Inc.	2,700	102,195
People’s Insurance Co. Group of China Ltd., H Shares	330,000	97,903
		681,946

See Notes to Financial Statements
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DCM/INNOVA High Dividend Income Innovation Fund Schedule of Investments
October 31, 2020

	Shares	Fair Value
COMMON STOCKS — 97.22% (CONTINUED)

Health Care — 8.32%
Abbott Laboratories	750	$78,833
Danaher Corp.	300	68,862
Hologic Inc.(a)	1,400	96,348
LHC Group, Inc.(a)	600	129,930
Thermo Fisher Scientific, Inc.	370	175,053
Zoetis, Inc.	850	134,768
		683,794
Industrials — 11.83%
Caterpillar, Inc.	550	86,378
Cintas Corp.	200	62,910
Deere & Co.	520	117,473
Fastenal Co.	2,500	108,075
Fortive Corp.	1,300	80,080
Illinois Tool Works, Inc.	350	68,558
Pentair PLC	2,500	124,400
Quanta Services, Inc.	2,200	137,346
Trane Technologies PLC	600	79,650
United Rentals, Inc.(a)	600	106,974
		971,844
Materials — 8.04%
Air Products & Chemicals, Inc.	350	96,684
Albemarle Corp.	800	74,568
Dow, Inc.	2,200	100,078
Eagle Materials, Inc.	900	76,725
Freeport-McMoRan, Inc.	6,000	104,040
Linde PLC	440	96,950
Owens Corning	1,700	111,299
		660,344
Real Estate — 2.54%
Sun Hung Kai Properties Ltd.	8,000	102,314
Weyerhaeuser Co.	3,900	106,431
		208,745
Technology — 23.20%
Advanced Micro Devices, Inc.(a)	2,000	150,580
Apple, Inc.	4,700	511,642
Broadcom, Inc.	230	80,415
Cadence Design Systems, Inc.(a)	900	98,433
Corning, Inc.	2,000	63,940
Mastercard, Inc., Class A	450	129,888

See Notes to Financial Statements
Annual Report | October 31, 2020	15

DCM/INNOVA High Dividend Income Innovation Fund Schedule of Investments
October 31, 2020

	Shares	Fair Value
COMMON STOCKS — 97.22% (CONTINUED)

Technology — 23.20% (Continued)
Microsoft Corp.	2,100	$425,187
PayPal Holdings, Inc.(a)	700	130,291
Qorvo, Inc.(a)	1,200	152,832
QUALCOMM, Inc.	700	86,352
salesforce.com, Inc.(a)	325	75,488
		1,905,048
Utilities — 3.26%
AES Corp.	4,500	87,750
Canadian Utilities Ltd., Class A	4,200	98,172
NextEra Energy, Inc.	1,120	81,995
		267,917

Total Common Stocks (Cost $6,707,912)		7,985,967

MONEY MARKET FUNDS — 2.00%

Fidelity Investments Money Market Government Portfolio, Class I, 0.01%(b)	163,989	163,989

Total Money Market Funds (Cost $163,989)		163,989

Total Investments — 99.22% (Cost $6,871,901)		8,149,956

Other Assets in Excess of Liabilities — 0.78%		64,142

NET ASSETS — 100.00%		$8,214,098

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2020.

See Notes to Financial Statements
16	www.dcmmutualfunds.com

DCM/INNOVA High Dividend Income Innovation Fund Schedule of Investments
October 31, 2020

Summary of Investments (Unaudited)	% of Net Assets	Fair Value
Common Stocks
Communications	9.17%	$752,921
Consumer Discretionary	16.14%	1,325,932
Consumer Staples	4.00%	328,650
Energy	2.42%	198,826
Financials	8.30%	681,946
Health Care	8.32%	683,794
Industrials	11.83%	971,844
Materials	8.04%	660,344
Real Estate	2.54%	208,745
Technology	23.20%	1,905,048
Utilities	3.26%	267,917
Money Market Securities	2.00%	163,989
Other Assets in Excess of Liabilities	0.78%	64,142
Total	100.00%	$8,214,098

See Notes to Financial Statements
Annual Report | October 31, 2020	17

Lebenthal Ultra Short Tax-Free Income Fund Schedule of Investments
October 31, 2020

	Principal Amount	Fair Value
MUNICIPAL BONDS — 95.19%

Alaska — 3.19%
Alaska Housing Finance Corp. Home Mortgage Revenue Bonds, Series 2007-A, 0.12%, 12/1/2041(a)	$300,000	$300,000

Arizona — 0.39%
County of Pima AZ Certificates of Participation, Series 2020-A, 5.00%, 12/1/2021	35,000	36,745

California — 2.33%
Oakland Joint Powers Financing Authority Lease Revenue Refunding Bonds, Series 2018, 5.00%, 11/1/2021	65,000	68,091
Redding Elementary School District Refunding Certificates of Participation, Series 2018, 4.00%, 9/1/2021	50,000	51,503
Regents of the University of California General Revenue Bonds, Series 2013-AL-2, 0.08%, 5/15/2048(a)	100,000	100,000
		219,594
Connecticut — 4.40%
State of Connecticut General Obligation Unlimited, Series 2013-A, 5.00%, 10/15/2021	70,000	73,133
State of Connecticut General Obligation Unlimited, Series 2014-F, 5.00%, 11/15/2021	35,000	36,703
State of Connecticut Health & Educational Facility Authority, Revenue Refunding Bonds, Series 2014-0, 4.00%, 11/1/2021	250,000	258,744
State of Connecticut Special Tax Obligation Revenue Bonds, Series 2012-A, 5.00%, 1/1/2021	45,000	45,341
		413,921
District of Columbia — 5.84%
District of Columbia Special Obligation Revenue Bonds Series 2006, 0.12%, 11/1/2045(a)	300,000	300,000
District of Columbia Water & Sewer Authority Revenue Bonds, Series 2014B-2, 0.13%, 10/1/2050(a)	250,000	250,000
		550,000

See Notes to Financial Statements
18	www.dcmmutualfunds.com

Lebenthal Ultra Short Tax-Free Income Fund Schedule of Investments
October 31, 2020

	Principal Amount	Fair Value
MUNICIPAL BONDS — 95.19% (CONTINUED)

Florida — 5.12%
City of Jacksonville FL Capital Improvement Refunding Revenue Bonds, Series 2012, 5.00%, 10/1/2022	$110,000	$118,919
JEA Florida Water & Sewer System Revenue Bonds, Series 2008-B, 0.16%, 10/1/2041(a)	300,000	300,000
Key West FL Utility Board Electric Revenue System Refunding Revenue Bonds, Series 2014, 5.00%, 10/1/2021	60,000	62,603
		481,522
Illinois — 3.96%
Cook County IL Community Consolidated School District Number 59 General Obligation Limited Tax School Bonds, Series 2015, 5.00%, 3/1/2021	50,000	50,759
County of Cook IL Sales Tax Revenue Bonds, Series 2018, 4.00%, 11/15/2020	30,000	30,037
Illinois Finance Authority Revenue Bonds, Series 2013, 4.00%, 1/1/2022	30,000	31,300
Illinois Finance Authority Revenue Bonds, Series 2003-B, 0.13%, 7/1/2033(a)	200,000	200,000
Village of Winnetka IL General Obligation Unlimited, Series 2014, 4.00%, 12/15/2020	60,000	60,259
		372,355
Kansas — 0.93%
Leavenworth County KS Unified School District 464 General Obligation Refunding and Improvement Bonds, Series 2019-A, 4.00%, 9/1/2021	85,000	87,554

Kentucky — 3.34%
Kentucky State Property & Buildings Commission Revenue Bonds, Series 2018, 5.00%, 5/1/2021	40,000	40,906
Kentucky State Property & Buildings Commission Revenue Bonds, Series 2011-A, 5.00%, 8/1/2021	50,000	51,704
Kentucky State Property & Buildings Commission Revenue Bonds, Series 2017, 3.00%, 10/1/2021	45,000	46,026
Kentucky State Property & Buildings Commission Revenue Bonds, Series 2018, 5.00%, 5/1/2022	35,000	37,386

See Notes to Financial Statements
Annual Report | October 31, 2020	19

Lebenthal Ultra Short Tax-Free Income Fund Schedule of Investments
October 31, 2020

	Principal Amount	Fair Value
MUNICIPAL BONDS — 95.19% (CONTINUED)

Kentucky — 3.34% (Continued)
Kentucky Turnpike Authority Revenue Bonds, Series 2015-B, 5.00%, 7/1/2021	$100,000	$102,884
Louisville & Jefferson County Metropolitan Sewer District Revenue Bonds, Series 2016-C, 5.00%, 5/15/2021	35,000	35,889
		314,795
Louisiana — 1.60%
Louisiana Public Facilities Authority Revenue Bonds, Series 2017-A, 5.00%, 12/15/2020	150,000	150,797

Maryland — 6.90%
County of Montgomery MD Consolidated Public Improvement General Obligation Bonds, Series 2017-E, 0.11%, 11/1/2037(a)	350,000	350,000
Washington Suburban Sanitary District General Obligation Bonds, Series 2015-B3, 0.12%, 6/1/2023(a)	100,000	100,000
Washington Suburban Sanitary District General Obligation Bonds, Series 2016-B4, 0.12%, 6/1/2023(a)	200,000	200,000
		650,000
Massachusetts — 2.87%
Massachusetts Water Resources Authority Revenue Bonds, Series 2008-E, 0.12%, 8/1/2037(a)	270,000	270,000

Michigan — 0.33%
City of Detroit MI Sewage Disposal System Revenue Refunding Second Lien Bonds, Series 2005-B, 5.50%, 7/1/2021	30,000	30,970

Minnesota — 0.34%
St Paul MN Port Authority Revenue Tax-Exempt Limited Tax Supported Refunding Bonds, Series 2017-1, 5.00%, 3/1/2022	30,000	31,904

See Notes to Financial Statements
20	www.dcmmutualfunds.com

Lebenthal Ultra Short Tax-Free Income Fund Schedule of Investments
October 31, 2020

	Principal Amount	Fair Value
MUNICIPAL BONDS — 95.19% (CONTINUED)

Nevada — 1.91%
Clark County School District General Obligation Limited Tax Refunding Bonds, Series 2015-B, 5.00%, 6/15/2021	$50,000	$51,365
County of Clark NV Passenger Facility Charge Revenue Refunding Bonds, Series 2019-E, 5.00%, 7/1/2021	125,000	128,656
		180,021
New Jersey — 9.36%
Garden State Preservation Trust Open Space and Farmland Preservation Refunding Bonds, Series 2012-A, 5.00%, 11/1/2020	265,000	265,000
Jersey City New Jersey General Improvement Bonds, Series 2018, 5.00%, 12/1/2021	35,000	36,710
Maplewood Township New Jersey General Improvement Bonds, Series 2018, 5.00%, 2/15/2022	50,000	53,068
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2006-A, 5.25%, 12/15/2020	50,000	50,277
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2006-A, 5.50%, 12/15/2021	125,000	131,460
State of New Jersey General Obligation Bonds, Series 2016-T, 5.00%, 6/1/2021	300,000	307,158
State of New Jersey General Obligation Bonds, Series 2016, 5.00%, 6/1/2022	35,000	37,243
		880,916
New York — 20.33%
Battery Park City Authority Revenue Bonds, Series 2019-D1, 0.10%, 11/1/2038(a)	300,000	300,000
City of Ithaca City NY, Bond Anticipation Notes General Obligation Limited, Series 2020-A, 2.00%, 2/19/2021	70,000	70,342
County of Nassau NY General Obligation Limited, Series 2016-A, 5.00%, 1/1/2021	75,000	75,543
County of Nassau NY General Obligation Limited, Series 2016-C, 5.00%, 4/1/2021	130,000	132,403
County of Nassau NY General Obligation Limited, Series 2016-A, 5.00%, 1/1/2022	50,000	52,608
Dutchess County Local Development Corp. Revenue Bonds, Series 2015-A, 5.00%, 7/1/2021	50,000	51,446
Long Island Power Authority Electric System General Revenue Bonds, Series 2016-B, 5.00%, 9/1/2021	50,000	51,997

See Notes to Financial Statements
Annual Report | October 31, 2020	21

Lebenthal Ultra Short Tax-Free Income Fund Schedule of Investments
October 31, 2020

	Principal Amount	Fair Value
MUNICIPAL BONDS — 95.19% (CONTINUED)

New York — 20.33% (Continued)
New York City Trust for Cultural Resources Revenue Bonds, Series 2011, Callable 1/1/2021 @ 100, 5.00%, 7/1/2021	$110,000	$110,755
New York City Trust for Cultural Resources Revenue Bonds, Series 2009-A, 0.13%, 7/1/2032(a)	250,000	250,000
New York City Trust for Cultural Resources Revenue Bonds, Series 2006-A2, 0.13%, 10/1/2036(a)	200,000	200,000
New York State Bridge Authority Revenue Bonds, Series 2012, 4.00%, 1/1/2021	30,000	30,181
New York State Dormitory Authority Revenue Bonds, Series 2020-B, 5.00%, 3/31/2021	150,000	152,970
New York State Dormitory Authority Revenue Bonds, Series 2015-B, 5.00%, 7/1/2021	35,000	36,109
New York State Dormitory Authority Revenue Bonds, Series 2012-A, 5.00%, 7/1/2022	35,000	37,791
New York State Energy Research & Development Authority Facilities Revenue Bonds, Series 2005-A3, 0.13%, 5/1/2039(a)	300,000	300,000
Schenectady County Capital Resources Corp. Tax-Exempt Revenue Bonds, Series 2012-A, 5.00%, 7/1/2021	30,000	30,878
Triborough Bridge & Tunnel Authority Revenue Bonds, Series 2012-B, 4.00%, 11/15/2021	30,000	31,119
		1,914,142
Ohio — 6.37%
Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series 2016-A, 0.12%, 12/1/2036(a)	300,000	300,000
State of Ohio Infrastructure Improvement Refunding Bonds General Obligation Unlimited, Series 2004-A, 0.12%, 2/1/2023(a)	300,000	300,000
		600,000
Pennsylvania — 8.16%
Allegheny County Sanitary Authority Sewer Revenue Bonds, Series 2015, 5.00%, 12/1/2020	25,000	25,091
Allegheny County Sanitary Authority Sewer Revenue Bonds, Series 2015, 5.00%, 12/1/2021	30,000	31,506

See Notes to Financial Statements
22	www.dcmmutualfunds.com

Lebenthal Ultra Short Tax-Free Income Fund Schedule of Investments
October 31, 2020

	Principal Amount	Fair Value
MUNICIPAL BONDS — 95.19% (CONTINUED)

Pennsylvania — 8.16% (Continued)
City of Philadelphia PA Water & Wastewater Revenue Bonds, Series 2013-A, 5.00%, 1/1/2021	$50,000	$50,376
Delaware River Joint Toll Bridge Commission Bridge Revenue Refunding Bonds, Series 2019-B, 5.00%, 7/1/2021	30,000	30,943
Pennsylvania Turnpike Commission Turnpike Revenue Bonds, Series 2013-C, 5.00%, 12/1/2021	50,000	52,527
Pennsylvania Turnpike Commission Turnpike Revenue Refunding Bonds, Series 2019, 5.00%, 12/1/2020	120,000	120,439
Pennsylvania Turnpike Commission Turnpike Revenue Refunding Bonds, Series 2019, 5.00%, 12/1/2021	55,000	57,779
Pennsylvania Turnpike Commission Turnpike Subordinate Revenue Refunding Bonds, Series 2016, 5.00%, 6/1/2021	170,000	173,896
Philadelphia Authority for Industrial Development City Service Agreement Revenue Bonds, Series 2017, 5.00%, 12/1/2021	25,000	26,211
State Public School Building Authority Pennsylvania School Lease Revenue Refunding Bonds, Series 2016-A, 5.00%, 6/1/2021	195,000	199,779
		768,547
Puerto Rico — 0.75%
Commonwealth of Puerto Rico General Obligation Bonds, Series 2002-A, 5.50%, 7/1/2021	70,000	70,775

Virginia — 3.19%
Fairfax County VA Economic Development Revenue Bonds, Series 2003-A, 0.12%, 12/1/2033(a)	300,000	300,000

Washington — 3.04%
County of King WA General Obligation Limited, Series 2019-A, 0.11%, 1/1/2046(a)	250,000	250,000
Energy Northwest Columbia Generating Station Electric Revenue and Refunding Bonds, Series 2014-A, 5.00%, 7/1/2021	35,000	36,095
		286,095

See Notes to Financial Statements
Annual Report | October 31, 2020	23

Lebenthal Ultra Short Tax-Free Income Fund Schedule of Investments
October 31, 2020

	Principal Amount/ Shares	Fair Value
MUNICIPAL BONDS — 95.19% (CONTINUED)

Wisconsin — 0.54%
City of Milwaukee WI Promissory & Corp. Notes General Obligation Unlimited, Series 2012-N2, 5.00%, 5/1/2021	$50,000	$51,135

Total Municipal Bonds (Cost $8,949,764)		8,961,788

MONEY MARKET FUNDS — 7.42%

Blackrock Liquidity Funds T-Fund, Institutional Shares, 0.01%(b)	698,630	698,630

Total Money Market Funds (Cost $698,630)		698,630

Total Investments — 102.61% (Cost $9,648,394)		9,660,418

Liabilities in Excess of Other Assets — (2.61)%		(245,627)

NET ASSETS — 100.00%		$9,414,791

(a)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2020.

See Notes to Financial Statements
24	www.dcmmutualfunds.com

Lebenthal Ultra Short Tax-Free Income Fund Schedule of Investments
October 31, 2020

Summary of Investments (Unaudited)	% of Net Assets	Fair Value
Municipal Bonds
Alaska	3.19%	$300,000
Arizona	0.39%	36,745
California	2.33%	219,594
Connecticut	4.40%	413,921
District of Columbia	5.84%	550,000
Florida	5.12%	481,522
Illinois	3.96%	372,355
Kansas	0.93%	87,554
Kentucky	3.34%	314,795
Louisiana	1.60%	150,797
Maryland	6.90%	650,000
Massachusetts	2.87%	270,000
Michigan	0.33%	30,970
Minnesota	0.34%	31,904
Nevada	1.91%	180,021
New Jersey	9.36%	880,916
New York	20.33%	1,914,142
Ohio	6.37%	600,000
Pennsylvania	8.16%	768,547
Puerto Rico	0.75%	70,775
Virginia	3.19%	300,000
Washington	3.04%	286,095
Wisconsin	0.54%	51,135
Money Market	7.42%	698,630
Liabilities in Excess of Other Assets	(2.61)%	(245,627)
Total	100.00%	$9,414,791

See Notes to Financial Statements
Annual Report | October 31, 2020	25

Centaur Mutual Funds Trust Statements of Assets and Liabilities
October 31, 2020

	DCM/INNOVA High Dividend Income Innovation Fund	Lebenthal Ultra Short Tax-Free Income Fund
Assets
Investments in securities, at fair value (cost $6,871,901 and $9,648,394)	$8,149,956	$9,660,418
Foreign currencies, at value (cost $4,294 and $–)	4,294	—
Receivable for fund shares sold	150	—
Receivable for investments sold	916,410	—
Receivable from Advisor	15,322	10,948
Dividends and interest receivable	59,438	73,693
Tax reclaims receivable	17,001	—
Prepaid expenses	13,271	19,093
Total Assets	9,175,842	9,764,152

Liabilities
Payable for fund shares redeemed	5,997	—
Payable for investments purchased	911,935	305,362
Payable for distributions to shareholders	—	13
Accrued 12b-1 fees – Class A	—	10
Payable to Administrator	13,654	13,067
Payable to trustees	800	800
Other accrued expenses	29,358	30,109
Total Liabilities	961,744	349,361
Net Assets	$8,214,098	$9,414,791

Net Assets consist of:
Paid-in capital	8,269,071	9,402,772
Accumulated earnings (deficit)	(54,973)	12,019
Net Assets	$8,214,098	$9,414,791

See Notes to Financial Statements
26	www.dcmmutualfunds.com

Centaur Mutual Funds Trust Statements of Assets and Liabilities
October 31, 2020

	DCM/INNOVA High Dividend Income Innovation Fund	Lebenthal Ultra Short Tax-Free Income Fund
Class I Shares:
Net assets		$9,369,741
Shares outstanding (unlimited number of shares authorized, no par value)		935,766
Net asset value, offering and redemption price per share		$10.01
Class A Shares:
Net Assets		$45,050
Shares outstanding (unlimited number of shares authorized, no par value)		4,502
Net asset value, offering and redemption price per share (a)		$10.01
Offering price per share (100%/(100%-0.50% (maximum sales charge)) of net asset value adjusted to the nearest cent)		$10.06

Net Assets	$8,214,098
Shares outstanding (unlimited number of shares authorized, no par value)	719,826
Net asset value, offering and redemption price per share	$11.41

(a)

In the case of investments at or above $250,000, a contingent deferred sales charge (“CDSC”) of up to 0.25% may be charged on shares redeemed within 12 months of purchase if no sales charge on the original purchase and a finder’s fee was paid.

See Notes to Financial Statements
Annual Report | October 31, 2020	27

Centaur Mutual Funds Trust Statements of Operations
For the year ended October 31, 2020

	DCM/INNOVA High Dividend Income Innovation Fund	Lebenthal Ultra Short Tax-Free Income Fund(a)
Investment Income
Dividend income (net of foreign taxes withheld of $50,426 and $–)	$735,137	$767
Interest income	—	53,045
Total investment income	735,137	53,812

Expenses
Advisor	66,430	26,767
Administration	38,000	30,000
Registration	28,113	12,771
Legal	26,938	20,921
Fund accounting	26,900	25,549
Insurance	22,108	—
Audit and tax	15,500	16,000
Transfer agent	15,000	10,000
Report printing	12,380	9,474
Custodian	12,100	4,180
Trustee	5,900	3,900
Pricing	1,581	7,132
12b-1 fees- Class A	—	58
Miscellaneous	26,839	16,109
Total expenses	297,789	182,861
Fees contractually waived and expenses reimbursed by the Advisor	(165,000)	(151,575)
Fees voluntarily waived by Advisor	—	(3,315)
Net operating expenses	132,789	27,971
Net investment income	602,348	25,841

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on:
Investment securities	(1,228,077)	(5)
Foreign currency translations	(33,961)	—
Net change in unrealized appreciation on:
Investment securities	884,305	12,024
Foreign currency translations	565	—
Net Realized and Unrealized Gain (Loss) on Investments	(377,168)	12,019
Net Increase in Net Assets Resulting From Operations	$225,180	$37,860

(a)	For the period December 30, 2019 (commencement of operations) to October 31, 2020.

See Notes to Financial Statements
28	www.dcmmutualfunds.com

DCM/INNOVA High Dividend Income Innovation Fund Statements of Changes in Net Assets

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$602,348	$144,416
Net realized loss on investment securities and foreign currency translations	(1,262,038)	(146,983)
Net change in unrealized appreciation on investment securities and foreign currency translations	884,870	205,751
Net increase in net assets resulting from operations	225,180	203,184

Distributions From
Earnings	(639,617)	(2,230,796)
Return of Capital	(23,084)	—
Total Distributions	(662,701)	(2,230,796)

Capital Transactions
Proceeds from shares sold	569,464	385,542
Reinvestment of distributions	633,576	2,154,320
Amount paid for shares redeemed	(2,613,653)	(15,700,927)
Net decrease in net assets resulting from capital transactions	(1,410,613)	(13,161,065)
Total Decrease in Net Assets	(1,848,134)	(15,188,677)

Net Assets
Beginning of year	10,062,232	25,250,909
End of year	$8,214,098	$10,062,232

Share Transactions
Shares sold	49,884	33,483
Shares issued in reinvestment of distributions	55,113	194,433
Shares redeemed	(246,215)	(1,307,657)
Net decrease in shares outstanding	(141,218)	(1,079,741)

See Notes to Financial Statements
Annual Report | October 31, 2020	29

Lebenthal Ultra Short Tax-Free Income Fund Statement of Changes in Net Assets

For the Period Ended October 31, 2020(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$25,841
Net realized loss on investment securities transactions	(5)
Net change in unrealized appreciation on investment securities	12,024
Net increase in net assets resulting from operations	37,860

Distributions From
Earnings
Class I Shares	(25,838)
Class A Shares	(46)
Total Distributions	(25,884)

Capital Transactions – Class I Shares
Proceeds from shares sold	9,332,000
Reinvestment of distributions	25,769
Total Class I Shares	9,357,769

Capital Transactions – Class A Shares
Proceeds from shares sold	45,000
Reinvestment of distributions	46
Total Class A Shares	45,046

Net increase in net assets resulting from capital transactions	9,402,815
Total Increase in Net Assets	9,414,791

Net Assets
Beginning of period	—
End of period	$9,414,791

Share Transactions – Class I Shares
Shares sold	933,190
Shares issued in reinvestment of distributions	2,576
Total Class I	935,766

Share Transactions – Class A Shares
Shares sold	4,498
Shares issued in reinvestment of distributions	4
Total Class A	4,502

Net increase in shares outstanding	940,268

(a)	For the period December 30, 2019 (commencement of operations) to October 31, 2020.

See Notes to Financial Statements
30	www.dcmmutualfunds.com

DCM/INNOVA High Dividend Income Innovation Fund Financial Highlights
For a share outstanding during each year.

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Net Asset Value, Beginning of Year	$11.69	$13.01	$14.25	$12.81	$12.83

Income from investment operations:
Net investment income (loss)	0.82	0.17	(0.11)	(0.17)	(0.12)
Net realized and unrealized gain (loss) on investments	(0.23)	0.16	0.35	2.24	0.75
Total from Investment Operations	0.59	0.33	0.24	2.07	0.63

Less Distributions:
Net investment income	(0.84)	—	—	—	—
Net realized gains	—	(1.65)	(1.48)	(0.63)	(0.65)
Return of Capital	(0.03)	—	—	—	—
Total distributions	(0.87)	(1.65)	(1.48)	(0.63)	(0.65)

Paid in Capital:
Paid in capital from redemption fees	—	—	—	—	— *

Net Asset Value, End of Year	$11.41	$11.69	$13.01	$14.25	$12.81

Total Return(a)	5.29%	3.21%	1.80%	16.73%	5.25%

Net Assets, End of Year (in thousands)	$8,214	$10,062	$25,251	$25,692	$25,923

Ratio of Gross Expenses to Average Net Assets	3.36%	3.15%	2.56%	2.55%	2.81%
Ratio of Net Expenses to Average Net Assets	1.50%	1.70%	1.95%	1.95%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	6.81%	1.13%	(0.84)%	(1.19)%	(0.89)%

Portfolio Turnover Rate	435%	338%	142%	126%	127%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

*	Rounds to less than $0.005 per share.

See Notes to Financial Statements
Annual Report | October 31, 2020	31

Lebenthal Ultra Short Tax-Free Income Fund - Class I Shares Financial Highlights
For a share outstanding during the period.

	For the Period Ended October 31, 2020(a)
Net Asset Value, Beginning of Period	$10.00

Income from investment operations:
Net investment income	0.04
Net realized and unrealized gain on investments	0.01
Total from Investment Operations	0.05

Less Distributions:
Net investment income	(0.04)
Total distributions	(0.04)

Net Asset Value, End of Period	$10.01

Total Return(b)	0.48	%(c)

Net Assets, End of Period (in thousands)	$9,370

Ratio of Gross Expenses to Average Net Assets	2.87	%(d)
Ratio of Net Expenses to Average Net Assets	0.43	%(d)
Ratio of Net Investment Income to Average Net Assets	0.41	%(d)

Portfolio Turnover Rate	88	%(c)

(a)	For the period December 30, 2019 (commencement of operations) to October 31, 2020.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

See Notes to Financial Statements
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Lebenthal Ultra Short Tax-Free Income Fund - Class A Shares Financial Highlights
For a share outstanding during the period.

	For the Period Ended October 31, 2020(a)
Net Asset Value, Beginning of Period	$10.00

Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain on investments	0.01
Total from Investment Operations	0.03

Less Distributions:
Net investment income	(0.02)
Total distributions	(0.02)

Net Asset Value, End of Period	$10.01

Total Return(b)(c)	0.35	%(d)

Net Assets, End of Period (in thousands)	$45

Ratio of Gross Expenses to Average Net Assets	3.12	%(e)
Ratio of Net Expenses to Average Net Assets	0.68	%(e)
Ratio of Net Investment Income to Average Net Assets	0.12	%(e)

Portfolio Turnover Rate	88	%(d)

(a)	For the period December 30, 2019 (commencement of operations) to October 31, 2020.

(b)	Calculation does not reflect front-end sale charge or contingent deferred sales charge (“CDSC”).

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

See Notes to Financial Statements
Annual Report | October 31, 2020	33

Centaur Mutual Funds Trust Notes to Financial Statements
October 31, 2020

1. ORGANIZATION

The DCM/INNOVA High Dividend Income Innovation Fund (the “DCM/INNOVA Fund”) and the Lebenthal Ultra Short Tax-Free Income Fund (the “Lebenthal Fund“) (each a “Fund” and, collectively the “Funds”), are each organized as diversified series of the Centaur Mutual Funds Trust (the “Trust”). The DCM/INNOVA Fund commenced operations on March 16, 2005 and was formally known as the Centaur Total Return Fund. The Lebenthal Fund commenced operations on December 30, 2019. The Trust is an open ended-management investment company and is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended.

The investment objective of the DCM/INNOVA Fund is to seek maximum total return through a combination of capital appreciation and current income. The investment objective of the Lebenthal Fund is to seek a high level of current income exempt from federal income tax consistent with relative stability of principal. The Lebenthal Fund invests primarily in municipal securities, the income from which is exempt from federal income tax.

The Lebenthal Fund currently offers two classes of shares; Class A Shares and Class I Shares. Each class of shares represents an interest in the Lebenthal Fund, has the same rights and is identical in all material respects, except that the classes bear different (or no) levels of sales loads and different expenses, certain class specific expenses will be borne solely by the class to which such expenses are attributable, and each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. Class A Shares are subject to a front-end sales charge of 0.50% which is waived for purchases of $250,000 or greater. Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 0.25% will be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are considered investment companies for financial reporting purposes under GAAP.

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Centaur Mutual Funds Trust Notes to Financial Statements
October 31, 2020

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Investment Valuation

The Funds’ investments in securities are carried at fair value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price.

Fixed income securities will ordinarily be traded on the over-the-counter market. When market quotations are readily available, fixed income securities will be valued based on prices provided by the pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities.

Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds normal pricing procedures are valued at fair value as determined under policies approved by the Board of Trustees (the “Board”). Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Trust’s normal pricing procedures.

Annual Report | October 31, 2020	35

Centaur Mutual Funds Trust Notes to Financial Statements
October 31, 2020

Fair Value Measurement

GAAP establishes a framework for measuring fair value and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 –

Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

Level 2 –

Other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments based on the best information available)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Funds to measure fair value during the reporting period ended October 31, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs.

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Centaur Mutual Funds Trust Notes to Financial Statements
October 31, 2020

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds’ assets and liabilities as of October 31, 2020.

DCM/INNOVA Fund
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$7,985,967	$—	$—	$7,985,967
Money Market Funds	163,989	—	—	163,989
Total	$8,149,956	$—	$—	$8,149,956

Lebenthal Fund
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Assets
Municipal Bonds	$—	$8,961,788	$—	$8,961,788
Money Market Funds	698,630	—	—	698,630
Total	$698,630	$8,961,788	$—	$9,660,418

The Funds did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

Municipal Securities Risk

The Lebenthal Fund invests primarily in municipal securities. The risk of municipal securities generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. Municipal obligations can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.

Sector Focus Risk

While the DCM/INNOVA Fund does not focus its investments on a particular sector, the DCM/INNOVA Fund may, at times, be more heavily invested in certain sectors, which may cause the value of its shares to be especially sensitive to factors and economic risks that specifically affect those sectors and may cause the DCM/INNOVA Fund’s share price to fluctuate more widely than the shares of a mutual fund that invests in a broader range of industries.

Annual Report | October 31, 2020	37

Centaur Mutual Funds Trust Notes to Financial Statements
October 31, 2020

Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date) for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

Expenses that are directly related to one of the Funds are charged to that Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds in relation to net assets of each Fund or another reasonable allocation method. Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire Fund.

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Centaur Mutual Funds Trust Notes to Financial Statements
October 31, 2020

Dividend Distributions

The DCM/INNOVA Fund may declare and distribute dividends from net investment income (if any) at the end of each calendar year. The Lebenthal Fund generally distributes net investment income (if any) on a monthly basis. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.

Fees on Redemptions

Prior to February 28, 2016, the DCM/INNOVA Fund charged a redemption fee of 2.00% on redemptions of its shares occurring within one year following the issuance of such shares. The redemption fee was not a fee to finance sales or sales promotion expenses, but was paid to the DCM/INNOVA Fund to defray the costs of liquidating an investor and discouraging short-term trading of the DCM/INNOVA Fund’s shares. No redemption fees were imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.

Federal Income Taxes

As of and during the reporting period ended October 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to their shareholders. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisor

DCM Advisors, LLC (the “Advisor”) is the investment advisor for the Funds. The Advisor serves in the capacity of investment advisor to each Fund pursuant to an investment advisory agreement with the Trust on behalf of the respective Fund. The Advisor receives monthly compensation based on each Fund’s average daily net assets at the annual rate of 0.75% for the DCM/INNOVA Fund and 0.42% for the Lebenthal Fund. For

Annual Report | October 31, 2020	39

Centaur Mutual Funds Trust Notes to Financial Statements
October 31, 2020

the fiscal year ended October 31, 2020, the Advisor earned fees of $66,430 from the DCM/INNOVA Fund. For the period December 30, 2019 (commencement of operations) to October 31, 2020, the Advisor earned fees of $26,767 from the Lebenthal Fund. At October 31, 2020, the Advisor owed $15,322 and $10,948 to the DCM/INNOVA Fund and the Lebenthal Fund, respectively, pursuant to the expense limitation agreement described below.

The Advisor has entered into Expense Limitation Agreements with the DCM/INNOVA Fund and the Lebenthal Fund under which the Advisor has contractually agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Funds and to assume other expenses of the Funds, if necessary, in an amount that limits the Funds’ annual operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Funds’ business, dividend expense on securities sold short, “acquired fund fees and expenses,” and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than 1.50% of the average daily net assets of the DCM/INNOVA Fund through March 2, 2021 and not more than 0.49% of the average daily net assets of the Lebenthal Fund through December 31, 2021. For the year ended October 31, 2020, the Advisor waived fees and reimbursed expenses for the DCM/INNOVA Fund in the amount of $165,000. For the period December 30, 2019 (commencement of operations) to October 31, 2020, the Advisor waived fees and reimbursed expenses for the Lebenthal Fund in the amount of $151,575. The Expense Limitation Agreement may not be terminated prior to that date without the approval of the Board.

In addition to the expense limitations previously noted, effective June 25, 2020, the Advisor has agreed to a voluntarily waiver of ten basis points (0.10%) of the Lebenthal Fund’s average daily net assets. The Advisor is not entitled to the reimbursement of any fees voluntarily waived or expenses reimbursed. During the period December 30, 2019 (commencement of operations) to October 31, 2020, the Advisor voluntarily waived fees of $3,315 for the Lebenthal Fund.

Administrator

Ultimus Fund Solutions, LLC (the “Administrator”) provides administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay the Administrator fees in accordance with the Master Services Agreement for such services. In addition, the Funds pay out-of-pocket expenses including but not limited to postage, supplies and costs of pricing its portfolio securities.

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Centaur Mutual Funds Trust Notes to Financial Statements
October 31, 2020

Distributor

Ultimus Fund Distributors, LLC (the “Distributor”) serves as the Trust’s Distributor. The Distributor acts as an agent for the Trust and the distributor of its shares. The Distributor is compensated by the Advisor for its services provided to the Trust. The Distributor operates as a wholly-owned subsidiary of the Administrator.

Certain officers of the Trust are employees of the Administrator and the Distributor.

4. DISTRIBUTION PLAN AND FEES

The Trust, with respect to the Lebenthal Fund, has adopted a Distribution Plan (the “Plan”) for its Class A Shares in accordance with Rule 12b-1 under the 1940 Act. The Plan allows the Fund to pay for certain expenses related to the distribution of its shares (12b-1 fees”), including, but not limited to, payments to securities dealers and other persons (including the Distributor and its affiliates) who are engaged in the sale of shares of the Lebenthal Fund and who may be advising investors regarding the purchase, sale or retention of the Lebenthal Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Lebenthal Fund shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% per annum of the Lebenthal Fund’s average daily net assets allocable to the Class A Shares. For the period December 30, 2019 (commencement of operations) through October 31, 2020, the Class A Shares incurred 12b-1 fees of $58. As of October 31, 2020 the Lebenthal Fund owed the Distributor $10.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the reporting period ended October 31, 2020, purchase and sales of investment securities other than short-term investments were as follows:

	DCM/INNOVA Fund	Lebenthal Fund
Purchases	$37,189,878	$11,208,638
Sales	$38,314,772	$4,500,000

Annual Report | October 31, 2020	41

Centaur Mutual Funds Trust Notes to Financial Statements
October 31, 2020

There were no purchases or sales of long-term U.S. government obligations during the reporting period ended October 31, 2020.

6. FEDERAL INCOME TAXES

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management has reviewed the Funds’ tax positions to be taken on federal income tax returns for the open tax years of 2017, 2018 and 2019 and during the reporting period ended October 31, 2020, and has determined that the Funds do not have a liability for uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the reporting period, the Funds did not incur any interest or penalties.

As of October 31, 2020, the aggregate cost of investments, gross unrealized appreciation (depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

	DCM/INNOVA Fund	Lebenthal Fund
Gross Unrealized Appreciation	$1,374,449	$12,914
Gross Unrealized Depreciation	(98,964)	(890)
Net Unrealized Appreciation	$1,275,485	$12,024
Cost of Investments for Income Tax Purposes	$6,874,471	$9,648,394

Distributions paid during the fiscal years ended October 31, 2020 and October 31, 2019 were characterized for tax purposes as follows:

	DCM/INNOVA Fund		Lebenthal Fund
	2020	2019	2020
Distributions paid from:
Ordinary Income	$639,617	$597,890	$603
Tax Exempt Income	—	—	25,281
Long-Term Capital Gains	—	1,632,906	—
Return of Capital	23,084	—	—
Total distributions paid	$662,701	$2,230,796	$25,884

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Centaur Mutual Funds Trust Notes to Financial Statements
October 31, 2020

As of October 31, 2020, the components of distributable earnings on a tax basis were as follows:

	DCM/INNOVA Fund	Lebenthal Fund
Accumulated Capital Losses	$(1,331,023)	$(5)
Net Unrealized Appreciation	1,276,050	12,024
Total Distributable Earnings	$(54,973)	$12,019

As of October 31, 2020, the DCM/INNOVA Fund and the Lebenthal Fund had short-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $1,331,023 and $5, respectively.

The Funds have recorded reclassifications in their capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present accumulated earnings (deficit) on a tax basis which is considered to be more informative to the shareholder. As of October 31, 2020, the Funds recorded the following reclassifications to increase (decrease) the capital accounts listed below:

	DCM/INNOVA Fund	Lebenthal Fund
Paid-in Capital	$1,112	$(43)
Accumulated earnings (deficit)	(1,112)	43

7.	COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Funds, and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect the risk of loss to be remote.

8. TRUSTEE COMPENSATION

As of October 31, 2020, there were three Trustees, two of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Each of the Independent Trustees receives a fee of $2,000 each year plus $500 per series of the Trust per meeting attended in person and $200 per series of the Trust per meeting

Annual Report | October 31, 2020	43

Centaur Mutual Funds Trust Notes to Financial Statements
October 31, 2020

attended by telephone. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

9. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined that there are no other items requiring adjustment of the financial statements.

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Centaur Mutual Funds Trust Report of Independent Registered Public Accounting Firm
October 31, 2020

To the Board of Trustees of Centaur Mutual Funds Trust
and the Shareholders of DCM/INNOVA High Dividend Income Innovation Fund
and Lebenthal Ultra Short Tax-Free Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of DCM/INNOVA High Dividend Income Innovation Fund (formerly, the Centaur Total Return Fund) and Lebenthal Ultra Short Tax-Free Income Fund, each a series of shares of beneficial interest in Centaur Mutual Funds Trust (the “Funds”), including the schedules of investments, as of October 31, 2020, the related statements of operations, statements of changes in net assets, and financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2020, and the results of their operations, the changes in their net assets and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Operations, Changes in Net Assets, and Financial Highlights Presented
DCM/INNOVA High Dividend Income Innovation Fund

The statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2020 and the financial highlights for each of the years in the five-year period ended October 31, 2020

Lebenthal Ultra Short Tax-Free Income Fund	The statements of operations and changes in net assets and the financial highlights for the period from December 30, 2019 (commencement of operations) through October 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Annual Report | October 31, 2020	45

Centaur Mutual Funds Trust Report of Independent Registered Public Accounting Firm
October 31, 2020

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Centaur Mutual Funds Trust since 2005.

Philadelphia, Pennsylvania
December 23, 2020

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Centaur Mutual Funds Trust Summary of Fund Expenses
October 31, 2020 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

Annual Report | October 31, 2020	47

Centaur Mutual Funds Trust Summary of Fund Expenses
October 31, 2020 (Unaudited)

	Beginning Account Value, May 1, 2020	Ending Account Value, October 31, 2020	Expenses Paid During Period(a)	Annualized Expense Ratio
DCM/INNOVA Fund
Actual	$ 1,000.00	$ 1,137.00	$ 8.06	1.50%
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.59	$ 7.61	1.50%

Lebenthal Fund - Class A Shares
Actual	$ 1,000.00	$ 1,001.00	$ 3.30	0.66%
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.84	$ 3.34	0.66%

Lebenthal Fund - Class I Shares
Actual	$ 1,000.00	$ 1,001.70	$ 2.11	0.42%
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,023.03	$ 2.13	0.42%

(a)

Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 366.

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Centaur Mutual Funds Trust Additional Information
October 31, 2020 (Unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

Both (i) a description of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Funds’ Statement of Additional Information and (ii) information regarding how the Trust voted proxies relating to the Funds’ portfolio securities during the most recent 12-month period ended June 30th are available, without charge, upon request, by calling the Trust at (888) 484-5766, or on the on the Securities and Exchange Commissions (“SEC”) website at http://ww.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Trust files each Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. The Funds’ portfolio holdings are available on the SEC’s website at http://www.sec.gov.

TAX INFORMATION

The Form 1099-DIV you receive in January 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Funds designate the following percentage or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

	DCM/INNOVA Fund	Lebenthal Fund
Qualified Dividend Income	28.12%	0%

Qualified Business Income. The Funds designate the following percentage of ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

	DCM/INNOVA Fund	Lebenthal Fund
Qualified Business Income	2.15%	0%

Annual Report | October 31, 2020	49

Centaur Mutual Funds Trust Additional Information
October 31, 2020 (Unaudited)

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law. For the Funds’ calendar year 2020 ordinary income dividends, the following percentage qualifies for the corporate dividends received deductions.

	DCM/INNOVA Fund	Lebenthal Fund
Dividends Received Deduction	21.95%	0%

The Lebenthal Fund designated tax-exempt distributions in the amount of $25,238 for the fiscal year ended October 31, 2020.

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Centaur Mutual Funds Trust Liquidity Risk Management Program
October 31, 2020 (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Funds’ Board approved the appointment of an employee of the Advisor. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Report outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation and was presented to the Board for consideration at its meeting held on September 14, 2020. During the review period, neither of the Funds experienced unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the review period the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Program is reasonably designed to prevent violation of the Liquidity Rule and (ii) the Program has been effectively implemented.

Annual Report | October 31, 2020	51

Centaur Mutual Funds Trust Trustees and Officers
October 31, 2020 (Unaudited)

Name, Address, and Year of Birth*	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
James H. Speed, Jr., (Born 1953)	Trustee and Chairman	Since 3/2009 (Chairman since 09/2012)	Retired, Private Investor (2016 to present); President and Chief Executive Officer (“CEO”) of NC Mutual Life Insurance Company (insurance company) (May 2003 to December 2015).	1

Independent Trustee of Hillman Capital Management Investment Trust for its one series, Brown Capital Management Funds for its four series, Starboard Investment Trust for its seventeen series, WST Investment Trust for its one series, and Chesapeake Investment Trust for its one series (all registered investment companies); Member of Board of Directors of M&F Bancorp; Member of Board of Directors of Investors Title Company.

Thomas G. Douglass, (Born 1956)	Trustee	Since 09/2013	Principal, Douglass and Douglass, Attorneys	1	Independent Trustee of WST Investment Trust for its one series (a registered investment company)
INTERESTED TRUSTEE
Marc Rappaport (Born 1963)	Trustee	Since 09/2019	CEO of DCM Advisors, LLC	1	NONE
OTHER OFFICERS
David R. Carson, (Born 1958)	President (Principal Executive Officer)	Since 11/2018	Vice President – Director of Client Strategies, Ultimus Fund Solutions, LLC (2013 – present)	n/a	n/a

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Centaur Mutual Funds Trust Trustees and Officers
October 31, 2020 (Unaudited)

Name, Address, and Year of Birth*	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Zachary P. Richmond (Born 1980)	Treasurer (Principal Financial Officer)	Since 5/2019

Vice President – Director of Financial Administration, Ultimus Fund Solutions, LLC since February 2019; Associate Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to February 2019).

				n/a	n/a
Kevin Patton (Born 1970)	Chief Compliance Officer	Since 3/2020	AVP, Compliance Officer, Ultimus Fund Solutions LLC since January 2020; Partner and Chief Compliance Officer, Renaissance Investment Management (August 2005 to January 2020).	n/a	n/a

Annual Report | October 31, 2020	53

Centaur Mutual Funds Trust Trustees and Officers
October 31, 2020 (Unaudited)

Name, Address, and Year of Birth*	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Paul F. Leone (Born 1963)	Secretary	Since 9/2020

Since 9/2020 VP, Senior Legal Counsel; Ultimus Fund Solutions, LLC since August 2020; Attorney, Leone Law Office P.C. (August 2019 to August 2020); Senior Counsel, Empower Retirement (May 2015 to July 2019).

				n/a	n/a

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Revised September 2020
FACTS	WHAT DOES THE CENTAUR MUTUAL FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and assets

● Account balances and transaction history

● Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Centaur Mutual Funds Trust chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does the Centaur Mutual Funds Trust share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share.
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

QUESTIONS?	Call 1-888-484-5766

Annual Report | October 31, 2020	55

CENTAUR PRIVACY POLICY | Page 2

WHO WE ARE
Who is providing this notice?	The Centaur Mutual Funds Trust DCM/INNOVA High Dividend Income Innovation Fund Lebenthal Ultra Short Tax-Free Income Fund
WHAT WE DO
How does the Centaur Mutual Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We require any companies that help provide our services to you to protect the confidentiality of the personal information they receive.

How does the Centaur Mutual Funds Trust collect my personal information?

We collect your personal information, for example, when you

● open an account or give us your account information

● make deposits or withdrawals from our account

● pay us by check or make a wire transfer

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● DCM Advisors, LLC, an affiliate of Dinosaur Group Holdings, LLC, is the investment advisor to the Funds and is an affiliate of the Centaur Mutual Funds Trust.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Centaur Mutual Funds Trust does not share information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Centaur Mutual Funds Trust does not jointly market.

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The Centaur Mutual Funds Trust is distributed by Ultimus Fund Distributors, LLC.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, Centaur Mutual Funds Trust (the “registrant”) has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.
(b)	Not applicable
(c)	Not applicable to registrant.
(d)	Not applicable to registrant.
(e)	Not applicable to registrant.
(f)	(1) A copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer is filed pursuant to Item 12(a)(1) below.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following member of the Board’s Audit Committee is an “audit committee financial expert,” and is “independent,” for purposes of this Item: James H. Speed, Jr.

Item 4. Principle Accountant Fees and Services.

(a) Audit fees billed to the registrant by the independent accountant for the last two fiscal years:

DCM/INNOVA High Dividend Income Innovation Fund	FY 2020	$12,500
	FY 2019	$12,500

Lebenthal Ultra Short Tax-Free Income Fund	FY 2020	$12,000

These amounts represent aggregate fees billed by the registrant’s independent accountant, BBD, LLP (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years

(b) Audit-Related Fees billed by the registrant’s independent accountant for the last two fiscal years:

DCM/INNOVA High Dividend Income Innovation Fund	FY 2020	$0
	FY 2019	$0

Lebenthal Ultra Short Tax-Free Income Fund	FY 2020	$0

These amounts represent assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c) Tax Fees billed to the registrant’s independent accountant for the last two fiscal years:

DCM/INNOVA High Dividend Income Innovation Fund	FY 2020	$2,000
	FY 2019	$2,000

Lebenthal Ultra Short Tax-Free Income Fund	FY 2020	$3,000

These amounts represent professional services rendered by the Accountant for tax compliance, tax advice, and tax planning. These services were for the completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

(d) All Other Fees paid to the registrant’s independent accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years:

DCM/INNOVA High Dividend Income Innovation Fund	FY 2020	$0
	FY 2019	$0

Lebenthal Ultra Short Tax-Free Income Fund	FY 2020	$0

(e) (1) The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(e) (2) No services described in paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule

2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees – Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended October 31, 2020 and October 31, 2019 were $5,000 and $2,000, respectively. There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser.

(h) Not applicable.

Item 5. Audit Committee of Listed Companies.

NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

NOT APPLICABLE

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) Exhibit EX-99.CODE ETH – Code of Ethics

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Centaur Mutual Funds Trust

By (Signature and Title)*		/s/ David R. Carson
David R. Carson, Principal Executive Officer

Date	01/06/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ David R. Carson
David R. Carson, Principal Executive Officer

Date	01/06/2021

By (Signature and Title)*		/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	01/06/2021